April 6, 2022

COMMONWEALTH INTERNATIONAL SERIES TRUST

On Behalf of its Series,

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

AFRICA FUND (CAFRX)

COMMONWEALTH JAPAN FUND (CNJFX)

COMMONWEALTH GLOBAL FUND (CNGLX)

COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

Supplement to the Prospectus and Statement of Additional Information,

each dated February 28, 2022

Effective immediately, the Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2022, of the Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (collectively, the “Funds”) are hereby amended to reflect the updated information that follows.

Prospectus

        The third sentence of the first paragraph in the sub-section labeled “Cost Basis Reporting” in the section titled “Dividends, Distributions and Taxes” on page 70 of the Funds’ Prospectus is replaced with the following (emphasis supplied to denote changed disclosure):

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any Fund shares acquired on or after January 1, 2012. The Funds have chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or prior to the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

1

SAI

The third sentence of the fifth paragraph in the sub-section labeled “Dispositions of Shares” in the section titled “Taxes” on page 38 of the Funds’ SAI is replaced with the following (emphasis supplied to denote changed disclosure):

Each Fund has chosen a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Each Fund’s standing tax lot identification method is average cost which is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or prior to the sale of Covered Shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

Further Information

For further information, please contact the Funds toll-free at 1-888-345-1898. You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at 1-888-345-1898 or by visiting the Funds’ website at www.commonwealthfunds.com.